SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 30, 2003

DIGITAS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-29723 (Commission File Number)	04-3494311 (I.R.S. Employer Identification No.)

800 Boylston Street, Boston, Massachusetts (Address of Principal Executive Offices)	02199 (Zip Code)

Registrant’s telephone number, including area code	(617) 867-1000

Item 7.    Financial Statements and Exhibits

(c) Exhibits    The following exhibit is being furnished herewith.

Exhibit 99.1   Press release of Digitas Inc. dated April 30, 2003.

Item 9.    Regulation FD Disclosure (Information provided under Item 12 — Results of Operations and Financial Condition).

The following information is being provided under Item 12 – Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

On April 30, 2003, Digitas Inc. issued a press release announcing its financial results for the first quarter of 2003. The full text of that press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAS INC.

Date: April 30, 2003	/S/ THOMAS M. LEMBERG
Thomas M. Lemberg Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Digitas Inc. dated April 30, 2003, announcing its financial results for its first quarter of 2003.